Exhibit 10.127

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SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (“Agreement”) is effective as of last date signed, by and between Charles & Colvard, Ltd., a North Carolina corporation (“C&C”) with offices located at 300 Perimeter Park Drive, Suite A, Morrisville, North Carolina 27560 and Reeves Park, Inc. (“RP”), a Minnesota Corporation with offices located at 5050 Lincoln Drive, Suite 470, Edina, MN 55436.

WITNESSETH:

THIS AGREEMENT is intended to settle the outstanding balance due to C&C from RP and establish a procedure for the transition of certain retailer accounts to C&C and the return of jewelry from RP to C&C. The approach for completing this transaction is to deduct from RP’s total receivable balance (i) the interest paid ***** by RP, (ii) the application of cash collected by C&C from the AR balance for JC Penney, (iii) the value of a return of Moissanite jewelry from RP of approximately $4.2MM (iii) the payment by RP of a settlement fee of $***** and (iv) the forgiveness by C&C of any remaining debt due by RP up to $***** for any shortfall in the outstanding balance.

NOW, THEREFORE, in consideration of the foregoing premise and the mutual agreements contained herein, the parties agree as follows:

1.	Confirmation of Amount of Indebtedness RP Owes C&C. The balance due from RP to C&C for outstanding invoices is $5,291,301.15 as of December 23, 2008; which balance includes interest charges of $*****. In addition, there are outstanding consignment invoices of $360,461.63 as of December 31, 2008. A complete and accurate account statement as of such date has been provided to RP.

2.	Application of Prior Interest Payments to Indebtedness RP Owes C&C. RP has previously paid interest of $193,479.67 to C&C and C&C agrees to forgo this interest and apply this amount to the outstanding balance discussed in Section 1 above; thereby reducing the balance due C&C for outstanding invoices to $5,097,821.48. *****.

3.

Treatment of Certain Receivables Due to RP From JC Penney. RP will immediately provide written notice to JC Penney (“JCP”) that RP agrees that JCP should forward all payments relating to jewelry products with Moissanite stones delivered to JCP through January 31, 2009 payable to RP directly to C&C. Should JCP inadvertently send any proceeds to RP that should have gone to C&C under this Agreement, then RP shall immediately remit such amounts to C&C. Attached as Exhibit A to this Agreement is a summary of all open amounts due to RP from JCP as of December 31, 2008 for jewelry items containing Moissanite. The total amount due to RP from JCP is $*****, of which approximately $***** is in dispute between JCP and RP [identified separately on Exhibit B *****] and there are certain other charge backs that will reduce the net payments, namely a

CONFIDENTIAL – Charles & Colvard, Ltd.

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***** advertising allowance that JCP will deduct from payments. In addition, C&C acknowledges *****. The net amount to be paid by JCP to C&C is expected to approximate $*****, net of any JCP chargebacks, *****, and excluding the disputed amounts. C&C acknowledges and agrees that RP is entitled to 100% of payments made by JCP for all non-Moissanite jewelry shipped to JCP and should C&C receive any such funds it will remit such amounts to RP immediately. C&C shall advise JCP in writing with a copy to RP that JCP shall make no further payments to C&C once full payment of any sums owed by RP to C&C pursuant this Agreement is made. C&C shall have the right to negotiate with JCP in conjunction with RP on the disputed amounts of approximately $***** and C&C has rights to any amounts collected on this. C&C will provide RP with bi-monthly accounting of the amounts received from JCP.

4.	C&C Purchase of RP Moissanite Jewelry Inventory and Loose Moissanite Inventory. C&C will purchase all of RP’s moissanite jewelry inventory at RP’s cost for labor, moissanite, and diamond(s) and at a price for gold of $*****. For purposes of this Section 4, “Moissanite jewelry inventory” includes all jewelry containing Moissanite stones that are in settings. All loose Moissanite stones shall be credited at the same price that C&C charged RP for the applicable items. The total amount due RP for the loose stones and Moissanite jewelry inventory is estimated to be $4,262,468.00 as set out on Exhibit B to this Agreement. If C&C identifies any miscalculations in Exhibit B, the parties mutually agree to correct such errors. RP represents and warrants that the moissanite jewelry inventory represents no less than $4,262,468 of jewelry in condition to be sold at retail at current market condition. All RP Moissanite jewelry inventory shall be delivered under this Section 4 to C&C by the close of business (5 o’clock p.m. Eastern time) Monday, February 16, 2009, except for the JCP trunk show RP Moissanite jewelry inventory discussed in item 5 and the consigned items discussed in Section 6 of this Agreement. Each delivery of jewelry to C&C will be accompanied by a spreadsheet listing the jewelry SKU and containing at a minimum the following information: jewelry description, jewel breakout, weight of piece, RP jewel cost, and RP other costs. RP also will supply C&C with a CD containing available pictures and specifications on all jewelry; and all jewelry for trunk shows will be tagged and bar coded prior to delivery to C&C. RP will also simultaneously supply the bar code directory to C&C. RP shall direct retailers to contact C&C, without any obligation to C&C, regarding any return of Moissanite jewelry shipped prior to December 31, 2008.

5.	Jewelry Inspection. All RP deliveries of Moissanite jewelry inventory sent to C&C by RP pursuant to this Agreement shall be examined by C&C within 10 days of its receipt by C&C to determine if there are any missing items. Any missing items will not be included in the total credit to RP for the jewelry received. C&C, at its costs and expense, shall, prior to January 12, 2009, inspect the items of Moissanite that are on site used in JCP trunk shows at RP’s offices in Minneapolis, Minnesota for quality and piece count. Any missing items will be identified during the inspection at RP office and will not be included in the total credit to RP for the jewelry received. All Moissanite items sent to C&C by RP shall be shipped to C&C FOB RP.

CONFIDENTIAL Charles & Colvard, Ltd.

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6.	Treatment of RP Inventory On Consignment With Retailers. Exhibit D shows the Moissanite jewelry inventory that C&C will purchase from RP that is not in RP’s possession and is on consignment with the indicated retailer. In these cases, on or before February 1, 2009 RP will supply C&C with a signed statement from the retailer detailing and confirming the jewelry on consignment by SKU as of December 31, 2008. RP will also assist C&C in getting a new consignment agreement complete between C&C and the retailer for such consigned items. If the retailer(s) and C&C can not reach agreement on terms of sale by February 16, 2009, then RP agrees to arrange to have the items held by the applicable retailer immediately returned to RP for repurchase by C&C by March 15, 2009 at a price determined by the applicable provisions set forth in Section 4 of this Agreement. Assuming C&C reaches an agreement with the retailers, C&C will handle all invoicing for the sales of such consigned jewelry after December 31, 2008. Should a retailer inadvertently send any proceeds to RP that should have gone to C&C under this Agreement, then RP shall immediately remit such amounts to C&C. Any items that will be returned to C&C must be received by March 15, 2009 to be included in the calculations under Item 9 of this agreement.

7.	Duty of RP to Provide Additional Information Regarding Moissanite RP Jewelry Inventory. C&C has all rights to reproduce any jewelry styles containing Moissanite included in the jewelry purchase. RP agrees to provide reasonable assistance to C&C in order to enable C&C to accomplish the objectives contemplated by this Section 7.

8.	Reimbursement of RP Trunk Show Costs. C&C agrees to reimburse RP for the actual costs and expenses incurred by RP for those JCP trunk shows conducted in November and December 2008 for which payment have not been paid to RP by JCP. RP must provide receipts and evidence of payment in order to get reimbursement from C&C. Any reimbursements will be applied to the open receivable due to C&C from RP. RP has until February 16, 2009 to request reimbursement. These expenses are estimated to be $*****. If C&C requests RP’s assistance in the conduct of JCP trunk shows in January 2009, C&C agrees to reimburse vendors direct for all out of pocket expenses incurred by RP in providing such assistance.

9.	Summary of settlement balance RP Owes C&C After Implementation of This Agreement and Forgiveness Debt Calculation. The following table summarizes the position of the receivable due to C&C as of December 31, 2008 giving consideration to the items discussed in this Agreement. C&C shall no later than March 15, 2009 provide RP with a statement setting out the actual calculation. RP agrees to pay a settlement fee by March 31, 2009, in the amount of $*****.

CONFIDENTIAL Charles & Colvard, Ltd.

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Balance due to C&C		$5,651,762.78		includes inventory consigned by C&C to RP
Interest previously paid		$(193,479.67)
JCP Payments, net	$	(*****	)	Estimate based upon schedule b
RP Settlement Payment	$	(*****	)
Inventory purchase		$(4,262,468.00)		Estimate; actual based on all deliveries
Trunk Show Costs	$	(*****	)	Nov-Dec Estimate; actual based on expenditures

Forgiveness of Debt	$	*****		Based upon above estimates.

Upon receipt of payment of $***** from RP and the final calculation above resulting in forgiveness of debt of no more than $*****, C&C thereupon automatically releases and discharges RP from any further claims, demands or liabilities for any amounts due C&C for Moissanite stones that were theretofore either purchased by RP from C&C, or consigned to RP from C&C. If the forgiveness of debt calculation above results in a number higher than $***** (other than from a shortfall of inventory value as represented in section 4), RP must *****. Under no circumstance will C&C be required to make any cash payments to RP except for remittance of payments of non-Moissanite jewelry by JCP and reimbursement of January trunks expenses where C&C is not able to remit to vendor directly.

10.	Vendor Number. The parties acknowledge that C&C may not be set up as a vendor in JCP’s system in time to run the initial trunk shows through it’s own vendor number. Nonetheless, by reason of the provisions of Section 3 above payments for these invoices will be sent directly to C&C and, subject to the provisions of this Agreement, C&C has all rights to these funds.

11.	Time of the Essence. RP and C&C acknowledge time is of the essence for the performance of the terms of this Agreement and agree to use their best efforts to complete each such term on a timely basis.

12.	Retention of Rights. The parties retain their respective rights under existing agreements between the parties, until the final remittance of settlement of the RP receivable to C&C as provided in Section 9 on March 31, 2009, except as specifically modified by this Agreement.

13.	Public Announcement. The parties shall mutually agree to the terms of a press release announcing this Agreement, provided however C&C shall be free to make such press releases or public filings as may be recommended by its counsel to insure compliance with all applicable securities laws.

14.

Anti-Money Laundering Covenant. Reeves Park covenants, represents and warrants that it is fully compliant with the requirements and obligation of a “dealer” under the Anti-Money Laundering Programs for Dealers in Precious, Metals, Stones or Jewels regulation of The United States Department of the Treasury. Reeves Park has in place a anti-money laundering program (“AML

CONFIDENTIAL Charles & Colvard, Ltd.

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Program”) that incorporates policies, procedures and internal controls that prevent Reeves Park from being used to facilitate money laundering and the financing of terrorist activities. Reeves Park conducts a periodic testing of the AML program to ensure that the program is functioning as designed.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as to the date and year first written above.

Charles & Colvard, Ltd.	Reeves Park

/s/ Dennis Reed	/s/ Klaus Jung
Dennis Reed	Klaus Jung
President & CMO	President

Date: 1/15/09	Date: 1/14/09

CONFIDENTIAL Charles & Colvard, Ltd.

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Exhibit A – Summary of Open Amounts due Reeves Park by JC Penney

Exhibit B – Spreadsheet for Reeves Park Moissanite Jewelry Inventory and Loose Moissanite Jewels

Exhibit C – Spreadsheet for Reeve Park Moissanite Jewelry Inventory on Consignment

CONFIDENTIAL Charles & Colvard, Ltd.

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Exhibit A

Schedule of JCP Receivables due to RP as of December 31, 2008

*****

CONFIDENTIAL Charles & Colvard, Ltd.

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Exhibit B

*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
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*****		*****	*****	*****

		*****	*****	$4,262,467.93

CONFIDENTIAL Charles & Colvard, Ltd.

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Exhibit C

*****

9

CONFIDENTIAL Charles & Colvard, Ltd.